                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 30, 2000


                          Discover Card Master Trust I
             -------------------------------------------------------
               (Exact name of registrant as specified in charter)



       Delaware                    0-23108                     51-0020270
       --------                    -------                     ----------
      (State of                  (Commission                 (IRS Employer
     Organization)               File Number)              Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                              19720
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(Address of principal executive offices)                        (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable

Item 5. Other Events

        (b) Series 1998-1. On June 30, 2000, Greenwood Trust Company, as Master Servicer under the Series 1998-1 Supplement, dated as of January 14, 1998, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, (the "Series 1998-1 Supplement"), elected pursuant to Section 24 of the Series 1998-1 Supplement to delay the commencement of the Accumulation Period until the first day of the Due Period related to the February 2001 Distribution Date (as each such term is defined in the Series 1998-1 Supplement).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 Discover Card Master Trust I
                                    (Registrant)


                                 By:  Greenwood Trust Company
                                      (Originator of the Trust)


                                 By:           /s/ John J. Coane
                                      ----------------------------------------
                                      John J. Coane
                                      Vice President, Chief Accounting Officer
                                       and Treasurer


Date: June 30, 2000